BS 7.26.16

                                 CODE OF ETHICS

                          Implementation Date: Q2 2016

--------------------------------------------------------------------------------


GENERAL

The Code of Ethics is predicated on the principle that ClariVest owes a fiduciary duty to its Clients.(1) Accordingly, Employees must avoid activities, interests and relationships that run contrary (or appear to run contrary) to the best interests of Clients. At all times, ClariVest will:

     o PLACE CLIENT INTERESTS AHEAD OF CLARIVEST'S -- As a fiduciary, ClariVest will serve in its Clients' best interests. In other words, Employees may not benefit at the expense of advisory Clients.

     o ENGAGE IN PERSONAL INVESTING THAT IS IN FULL COMPLIANCE WITH CLARIVEST'S CODE OF ETHICS --Employees must review and abide by ClariVest's Personal Securities Transaction and Insider Trading Policies.

     o AVOID TAKING ADVANTAGE OF YOUR POSITION -- Employees must not accept investment opportunities, gifts or other gratuities from individuals seeking to conduct business with ClariVest, or on behalf of an advisory client, unless in compliance with the Gift Policy below.

     o MAINTAIN FULL COMPLIANCE WITH THE FEDERAL SECURITIES LAWS -- Employees must abide by the standards set forth in Rule 204A-1 under the Advisers Act and Rule 17j-1 under the IC Act.

Any questions with respect to ClariVest's Code of Ethics should be directed to the CCO and/or the CEO or outside counsel. As discussed in greater detail below, Employees must promptly report any violations of the Code of Ethics to the CCO. All reported Code of Ethics violations will be treated as being made on an anonymous basis.

POTENTIAL RISKS

In developing these policies and procedures, ClariVest considered the material risks associated with administering the Code of Ethics. This analysis includes risks such as:

     o Access persons engaging in various personal trading practices that wrongly use Non-Public Information. (These practices include but are not limited to trading ahead of Clients and passing Non-Public Information on to spouses and other persons over whose accounts the access person has control. )

     o Access persons being able to front run Clients' trades and systematically move profitable trades to a personal account and let less profitable trades remain in Clients' accounts.

     o Personal trading that is conducted in violation of ClariVest's policies and procedures set forth below, including personal trading conducted by dual employees.

     o Personal trading that may detract from the ability of one or more Employees to perform services for Clients.

     o The personal trading of Employees does not comply with certain provisions of Rule 204A-1 under the Advisers Act (and Rule 17j-1 of the IC Act), or with the provisions of the Code of Ethics.


----------
1 S.E.C. v. Capital Gains Research, Inc., 375 U.S. at 191-192 (1963).

     o Access persons not being aware of what constitutes insider information.

     o Employees serving as trustees and/or directors of outside organizations without prior approval. (This could present a conflict in a number of ways, for example, if ClariVest wants to recommend the organization for investment or if the organization is one of ClariVest's service providers. )

     o Employees using firm property, including research, supplies, and equipment, for personal benefit.

     o ClariVest or its "Covered Associates" make political contributions or coordinate political contributions in violation of Rule 206(4)-5, or their contributions are not monitored properly.

     o Employees use social networking sites in a manner that could be construed as marketing on behalf of ClariVest.

ClariVest has established the following guidelines to effectuate and monitor ClariVest's Code of Ethics.

GUIDING PRINCIPLES & STANDARDS OF CONDUCT

All Employees of ClariVest shall:

     o Act in an ethical manner with the public, Clients, prospective clients, employers, Employees, colleagues in the investment profession, and other participants in the global capital markets;

     o Place the integrity of the investment profession, the interests of Clients, and the interests of ClariVest above one's own personal financial interests;

     o Adhere to the fundamental standard that you should not take inappropriate advantage of your position;

     o    Avoid any actual or potential conflict of interest;

     o Conduct all personal securities transactions in a manner consistent with this policy; o Use reasonable care and exercise independent professional judgment when conducting investment analysis, making investment recommendations, taking investment actions, and engaging in other professional activities;

     o Practice, and encourage others to practice, in a professional and ethical manner that will reflect favorably on the Employee, ClariVest and the profession; and

     o    Comply with applicable provisions of the Federal Securities Laws.

1. PERSONAL SECURITY TRANSACTION POLICY

In order for ClariVest to minimize compliance risks such as Scalping, Front-Running or the appearance of a conflict of interest with the trading conducted for ClariVest Clients, Employees of ClariVest are prohibited from engaging in transactions in publicly-traded Reportable Securities that are equities or derivatives of equities (such as options, puts, calls, etc.) in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, except for (a) transactions in ETFs and derivatives of ETFs, (b) ownership as a result of employer sponsored compensation programs, (c) participation in an employer's qualified retirement plan, (d) exempt securities described below in "Reportable and Exempt Securities" or (e) exempt transactions described below in "Exceptions from Reporting Requirements". Subject to the following paragraph, employees are permitted to invest in privately-held Reportable Securities and publicly-traded Reportable Securities that are not equities or derivatives of equities (such as municipal bonds, etc.).

Employees may not participate in initial public offerings, and must have written pre-clearance from the Compliance Department for securities transactions involving limited offerings, including investments in an investment company advised or sub-advised by ClariVest that would be an investment company under IC

Act section 3(a) but for the exclusion provided by IC Act section 3(c)(1), 3(c)(7) or 3(c)(11). (See "PRE-CLEARANCE" below for additional information.) For purposes of this policy a limited offering shall be a security that has a market capitalization of less than $500 million or security that is exempt from registration under the Securities Act of 1933. The Compliance Department shall
(a) obtain from the Employee full details of the proposed transaction; and (b) except with respect to funds advised/sub-advised by ClariVest, conclude that the security does not fit the investment strategy recommended by ClariVest and if so, that no Clients have any foreseeable interest in ClariVest purchasing such security on their behalf. The Compliance Department may request a copy of any offering materials (subscription agreement, etc.) associated with the Limited Offering.

--------------------------------------------------------------------------------
PLEASE NOTE THAT EMPLOYEES MUST PRE-CLEAR AND REPORT ANY PERSONAL TRANSACTION IN ANY FUND FOR WHICH CLARIVEST SERVES AS THE INVESTMENT ADVISER OR SUB-ADVISER AND
      ANY OTHER REPORTABLE FUND. (SEE "PRE-CLEARANCE" BELOW FOR ADDITIONAL
                                 INFORMATION.)
--------------------------------------------------------------------------------

REPORTABLE AND EXEMPT SECURITIES

Commodities, futures and options traded on a commodities exchange, including currency futures are not considered securities. However, futures and options on any group or index of securities shall be considered securities.

BENEFICIAL OWNERSHIP

Employees are considered to have beneficial ownership of securities if they have or share a direct or indirect pecuniary interest in the securities. Employees have a pecuniary interest in securities if they have the ability to directly or indirectly profit from a securities transaction.

The following are examples of indirect pecuniary interests in securities; provided however, this presumption may be rebutted:

     o Securities held by members of Employees' immediate family sharing the same household. Immediate family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law. Adoptive relationships are included;

     o Employees' interests as a general partner in securities held by a general or limited partnership; and

     o Employees' interests as a manager/member in the securities held by a limited liability company.

Employees do not have an indirect pecuniary interest in securities held by entities in which they hold an equity interest unless they are a controlling equity holder or they share investment control over the securities held by the entity.

The following circumstances constitute beneficial ownership by Employees of securities held by a trust:

     o Ownership of securities as a trustee where either the Employee or members of the Employees' immediate family have a vested interest in the principal or income of the trust;

     o    Ownership of a vested beneficial interest in a trust; and

     o An Employee's status as a settlor/grantor of a trust, unless the consent of all of the beneficiaries is required in order for the Employee to revoke the trust.

For purposes of clarification, in no event will an account or pooled vehicle managed by ClariVest be subject to the Personal Security Transaction Policy, including by virtue of the fact that ClariVest receives a performance or incentive fee with respect to such account or vehicle.

REPORTING

QUARTERLY TRANSACTION REPORTS

Each Employee will work with the Compliance Department to ensure that such Employee's broker-dealers send ClariVest's Compliance Department duplicate trade confirmations and/or account statements of the Employee when possible, at a minimum, no later than thirty (30) days after the end of each calendar quarter.

Except as set forth in the following sentence, each Employee of ClariVest shall provide the Compliance Department with quarterly transaction reports that disclose all transactions in Reportable Securities in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership (except for exempt transactions listed in the section below entitled "Exceptions from Reporting Requirements").
The quarterly transaction reports from Employees shall contain disclosure of any transactions not reflected in a brokerage statement delivered to the Compliance Department within thirty (30) days of quarter end. If a brokerage statement does not include the information required on Attachment A, then that information must be reported on the quarterly transaction report. The quarterly transaction reports are due within thirty (30) days of quarter end and shall contain a confirmation by the Employee that the Employee has not engaged in any prohibited securities transaction. See Attachment A.

Employees shall also report on a quarterly basis, not later than 30 days after the end of the calendar quarter, the name of ANY brokerage account established by the Employee during the quarter in which any securities were held during the quarter for the direct or indirect benefit of the Employee, the date the account was established, and the date the report was submitted. Employees shall also report any brokerage account closed by the Employee during such quarter. See Attachment B.

The quarterly transaction reports and quarterly account opening/closing reports submitted by Employees are reviewed by the Compliance Department to confirm compliance with the Code of Ethics.

--------------------------------------------------------------------------------
EMPLOYEES ARE REMINDED THAT THEY MUST ALSO REPORT TRANSACTIONS BY MEMBERS OF THE EMPLOYEE'S IMMEDIATE FAMILY INCLUDING SPOUSE, CHILDREN AND OTHER MEMBERS OF THE
 HOUSEHOLD IN ACCOUNTS OVER WHICH THE EMPLOYEE HAS DIRECT OR INDIRECT INFLUENCE
                                  OR CONTROL.
--------------------------------------------------------------------------------

INITIAL AND ANNUAL HOLDINGS REPORTS

New ClariVest Employees are required to report all of their Reportable Securities holdings and Securities Accounts not later than 10 days after the commencement of their employment (See Attachment C for a copy of the Initial Securities Accounts Report and Attachment D for a copy of the Initial Holdings Report). These reports must be current as of a date not more than 45 days prior to the date the person becomes subject to this Code. Employees are permitted to retain any Reportable Securities held by them as of their hire date. If any Employee chooses to hold such Reportable Securities, it must obtain prior written approval from the Compliance Department should he/she ever want to sell any publicly-traded Reportable Security that is an equity or derivative of an equity (other than ETFs or derivatives of ETFs). (See "PRE-CLEARANCE" below for additional information.) The initial holdings reports and initial securities accounts reports submitted by Employees are reviewed by the Compliance Department to confirm compliance with the Code of Ethics.

Existing Employees are required to provide ClariVest with a complete list of Reportable Securities holdings and Securities Accounts on an annual basis, on or before February 14(th) of each year. The report shall be current at least as of December 31(st), which is a date no more than 45 days from the final date the report is due to be submitted. (See Attachment E for a copy of the Annual Securities Accounts Report and Attachment F for a copy of the Annual Holdings Report). The annual holdings reports and annual securities accounts reports submitted by Employees are reviewed by the Compliance Department to confirm compliance with the Code of Ethics.

In the event that an Employee submits brokerage or custodial statements to satisfy the initial and/or annual holdings report requirement, the Employee must be certain that such statements include the information found on the applicable Attachments.

--------------------------------------------------------------------------------
  AS NOTED ABOVE, EMPLOYEES MUST REPORT THE NAME OF ANY BROKER, DEALER OR BANK WITH WHICH THE EMPLOYEE MAINTAINS AN ACCOUNT IN WHICH ANY SECURITIES ARE HELD
FOR THE EMPLOYEE'S DIRECT OR INDIRECT BENEFIT. PLEASE NOTE THAT THIS REQUIREMENT
 DOES NOT PROVIDE FOR ANY EXEMPTIONS TO THE DEFINITION OF A SECURITY. THUS, IF EMPLOYEES HAVE A BENEFICIAL INTEREST IN A NON-REPORTABLE SECURITY IN AN ACCOUNT
 THAT HAS NOT PREVIOUSLY BEEN REPORTED, THE NAME OF THE BROKER, DEALER OR BANK
             WHERE THESE ACCOUNTS ARE MAINTAINED MUST BE REPORTED.
--------------------------------------------------------------------------------

EXCEPTIONS FROM REPORTING REQUIREMENTS

An Employee is not required to submit a transaction report with respect to transactions effected pursuant to an automatic investment plan (such as a 401(k) or an employee stock ownership plan). The CCO will determine on a case-by-case basis whether an account qualifies for either of these exceptions.

EMPLOYEE ACCOUNTS MANAGED BY AN UNAFFILIATED MONEY MANAGER
ClariVest Employees MAY BE permitted to delegate investment authority of a personal brokerage account to an unaffiliated money manager. The Employee may not have any direct or indirect influence or control over the holdings or security transactions in the account, thus constituting a "fully-discretionary" account. Fully-discretionary accounts require PRE-APPROVAL and must be reported when opened on the Quarterly Account Opening/Closing Reporting Form, or, where applicable, on the Initial Securities Accounts Report and Annual Securities Account Report.

Quarterly, Employees will certify their compliance with ClariVest's Personal Security Transaction Policy by attesting that all security transactions were effected at the unaffiliated money manager's sole discretion. Annually thereafter, ClariVest will seek a certification from the unaffiliated money manager that they have not received nor taken instruction from Employee requesting a transaction in any particular security. Note that the Employee is permitted to request a contribution to/withdrawal from the account, but the unaffiliated money manager must decide which securities to buy/sell, as applicable.

Finally, the Employee will work with the Compliance Department to ensure that it is receiving quarterly brokerage statements from its unaffiliated money manager.

TRADING AND REVIEW

ClariVest strictly forbids Front-Running client accounts, which is a practice generally understood to be Employees personally trading ahead of proposed client transactions. In order to minimize the risk of Front-Running, ClariVest prohibits personal securities transactions in most publicly-traded Reportable Securities as described above under "Personal Security Transaction Policy". The Compliance Department will closely monitor Employees' investment patterns to confirm compliance with these restrictions. The Compliance Associate will monitor the CCO's personal securities transactions for compliance with the Personal Security Transaction Policy.

If ClariVest discovers that an Employee is personally trading contrary to the policies set forth above, the Employee shall meet with the CCO and CEO to review the facts surrounding the transactions.

PRE-CLEARANCE

The following procedures shall apply to any situation in which an Employee must obtain pre-clearance for a trade. Employees shall request pre-clearance in writing (which includes requests by e-mail). Once pre-clearance is granted to an Employee, such Employee may only transact in that security for the time period specified by the Compliance Department. If the Employee wishes to transact in that security on any other day, they must again obtain pre-clearance from the Compliance Department.

REPORTING VIOLATIONS AND REMEDIAL ACTIONS

ClariVest takes the potential for conflicts of interest caused by personal investing very seriously. As such, ClariVest requires its Employees to promptly report any violations of the Code of Ethics to the CCO.

If any violation of ClariVest's Personal Security Transaction Policy is determined to have occurred, the CCO may impose sanctions and take such other actions as he/she deems appropriate, including, without limitation, requiring that the trades in question be reversed, requiring the disgorgement of profits or gifts, issuing a letter of caution or warning, issuing a suspension of personal trading rights or suspension of employment (with or without compensation), imposing a fine, making a civil referral to the SEC, making a criminal referral, and/or terminating employment for cause or any combination of the foregoing. All sanctions and other actions taken shall be in accordance with applicable employment laws and regulations. Any profits or gifts forfeited shall be paid to the applicable client(s), if any, or given to a charity, as the CCO shall determine is appropriate.

No person shall participate in a determination of whether he or she has committed a violation of this Policy or in the imposition of any sanction against himself or herself; provided that such person may be given an opportunity to provide any explanations or additional information that the CCO may or may not consider in making his/her determination.

2. INSIDER TRADING POLICY

Section 204A of the Advisers Act requires every investment adviser to establish, maintain, and enforce written policies and procedures reasonably designed to prevent the misuse of material, Non-Public Information by any person associated with such investment adviser. In accordance with Section 204A, ClariVest has instituted the following procedures to prevent the misuse of Non-Public Information.

Securities laws have been interpreted to prohibit the following activities:

     o Trading by an insider while in possession of material Non-Public Information; or

     o Trading by a non-insider while in possession of material Non-Public Information, where the information was disclosed to the non-insider in violation of an insider's duty to keep it confidential; or

     o Communicating material Non-Public Information to others in breach of a fiduciary duty.

WHOM DOES THE POLICY COVER?

This policy covers all of ClariVest's Employees who (1) have access to nonpublic information regarding any Client's purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any Reportable Fund, or (2) is involved in making securities recommendations to Clients, or who has access to such recommendations that are nonpublic. This policy also covers any transactions in any securities participated in by family members, trusts or corporations directly or indirectly controlled by such persons. In addition, the policy applies to transactions engaged in by corporations in which the Employee is an officer, director or 10% or greater stockholder and a partnership of which the Employee is a partner unless the Employee has no direct or indirect control over the partnership.

Note that this policy does not cover ClariVest's outside board members, who do not have the access or involvement described in the first sentence of this subsection.

WHAT INFORMATION IS MATERIAL?

 Individuals may not be held liable for trading on inside information unless the information is material. Information is generally viewed to be "material" where: (i) there is a substantial likelihood that a reasonable investor would consider the information important in making an investment decision; (ii) the disclosure of the information would be viewed by the reasonable investor as having significantly altered the 'total mix' of information made available; or
(iii) the disclosure of the information is reasonably certain to have a substantial effect on the market price of the security. Advance knowledge of the following types of information is generally regarded as Material:

     o    Dividend or earnings announcements
     o    Write-downs or write-offs of assets
     o    Additions to reserves for bad debts or contingent liabilities
     o    Expansion or curtailment of company or major division operations
     o    Merger, joint venture announcements
     o    New product/service announcements
     o    Discovery or research developments
     o    Criminal, civil and government investigations and indictments
     o    Pending labor disputes
     o    Debt service or liquidity problems
     o    Bankruptcy or insolvency problems
     o    Tender offers, stock repurchase plans, etc.
     o    Recapitalization

Information provided by a company could be material because of its expected effect on a particular class of a company's securities, all of the company's securities, the securities of another company, or the securities of several companies. The misuse of material Non-Public Information applies to all types of securities, including equity, debt, commercial paper, government securities and options.

Material Information does not have to relate to a company's business. For example, Material Information about the contents of an upcoming newspaper column may affect the price of a security, and therefore be considered material.

WHAT INFORMATION IS NON-PUBLIC?

In order for issues concerning inside trading to arise, information must not only be material, but also Non-Public.

Once material, Non-Public Information has been effectively distributed to the investing public, it is no longer classified as material, Non-Public Information. However, the distribution of Non-Public Information must occur through commonly recognized channels for the classification to change. In addition, the information must not only be publicly disclosed, there must be adequate time for the public to receive and digest the information. Lastly, Non-Public Information does not change to public information solely by selective dissemination.

Employees must be aware that even where there is no expectation of confidentiality, a person may become an insider upon receiving material, Non-Public Information. Whether the "tip" made to the Employee makes him/her a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure.

The "benefit" is not limited to a present or future monetary gain; it could be a reputational benefit or an expectation of a quid pro quo from the recipient by a gift of the information. Employees may also become insiders or tippees if they obtain material, Non-Public Information from acquaintances, at social gatherings, by overhearing conversations, etc.

SELECTIVE DISCLOSURE

Employees must never disclose proposed/pending trades to any client or other individual/entity outside of ClariVest (other than the entity trading the security for ClariVest), except in connection with the transition of a client's funds into or out of a ClariVest strategy. Additionally, ClariVest must be careful when disclosing the composition of Clients' portfolios without obtaining consent from the Compliance Department Federal Securities Laws may specifically prohibit the dissemination of such information and doing so may be construed as a violation of ClariVest's fiduciary duty to Clients. Selectively disclosing the portfolio holdings of a client's portfolio to certain investors/outside parties may also be viewed as ClariVest engaging in a practice of favoritism. Including information regarding Clients' portfolio holdings in marketing materials and ClariVest's website is subject to the Compliance Department's approval in accordance with ClariVest's Marketing policy and procedures. All inquiries that are received by Employees to disclose portfolio holdings must be reported to the Compliance Department before such holdings are provided. In determining whether or not to approve the dissemination of holdings information, the Compliance Department will consider, among other things, how current the holdings information is. However, in no case will the Compliance Department approve the dissemination of holdings information that is less than one (1) month old (except for limited holdings information (such as top-ten holdings) or information provided in connection with an upcoming account funding or transition, which may be disseminated before it is one (1) month old). ClariVest may also maintain other practices applicable to holdings disclosure policies as agreed with clients.

ClariVest will provide Clients with certain information relating to the holdings or performance of their accounts, as requested. All Clients are provided with the opportunity to request such information to ensure that no selective disclosure of such information has occurred.

PROCEDURES TO FOLLOW IF AN EMPLOYEE BELIEVES THAT HE/SHE POSSESSES MATERIAL, NON-PUBLIC INFORMATION

If an Employee has questions as to whether they are in possession of material, Non-Public Information, they must inform the CCO as soon as possible. From this point, the Employee, CCO and/or CEO will conduct research to determine if the information is likely to be considered important to investors in making investment decisions, and whether the information has been publicly disseminated.

Given the severe penalties imposed on individuals and firms engaging in inside trading, Employees:

     o Shall not trade the securities of any company in which they are deemed insiders who may possess material, Non-Public Information about the company.

     o Shall not engage in personal securities transactions of any company, except in accordance with ClariVest's Personal Security Transaction Policy and the securities laws.

     o Shall not discuss any potentially material, Non-Public Information with colleagues, except as specifically required by their position.

     o Shall not proceed with any trading, etc. of a company if they possess material, Non-Public Information about that company until the CCO informs the Employee of the appropriate course of action.

ClariVest's Compliance Department will periodically review a sampling of employee emails and instant messages to look for evidence of violations of this policy. If the Compliance Department locates evidence of such activity, the CCO will inform the COO and/or CEO and discuss the appropriate response. The Compliance Department will maintain documentation regarding any such violations.

3. RESTRICTIONS ON SPREADING FALSE OR MISLEADING RUMORS

Market events in 2008 highlighted the potential impact of false rumors on stock prices, and regulators including the SEC responded by reminding market participants that they are prohibited from intentionally spreading false rumors to impact the financial condition of an issuer.

ClariVest Employees are prohibited from spreading rumors that they know are false or misleading with the intention of impacting a security price and/or profiting from its dissemination; for example, by shorting a stock and saying the company is in danger of collapse. If an Employee obtains information that it believes may be false or misleading, the Employee will notify the CCO before conducting any trading based on that information.

ClariVest's Compliance Department will periodically review a sampling of Employee emails and instant messages to look for evidence of violations of this policy. If the Compliance Department locates evidence of such activity, the CCO will inform the COO and/or CEO and discuss the appropriate response. The Compliance Department will maintain documentation regarding any such violations.

4. SERVING AS OFFICERS, TRUSTEES AND/OR DIRECTORS OF OUTSIDE ORGANIZATIONS

Employees may, under certain circumstances, be granted permission to serve as directors, trustees or officers of outside organizations. These organizations can include public or private corporations, partnerships, charitable foundations and other not-for-profit institutions. Employees may also receive compensation for such activities.

As an outside board member or officer, an Employee may come into possession of material Non-Public Information about the outside company, or other public companies. It is critical that a proper information barrier be in place between ClariVest and the outside organization, and that the Employee does not communicate such information to other Employees in violation of the information barrier.

Similarly, ClariVest may have a business relationship with the outside organization or may seek a relationship in the future. In those circumstances, the Employee must not be involved in the decision to retain or hire the outside organization.

Employees are prohibited from engaging in such outside activities without the prior approval from the CCO. See Attachment G. Approval will be granted on a case by case basis, subject to proper resolution of potential conflicts of interest. Outside activities will be approved only if any conflict of interest issues can be satisfactorily resolved and all of the necessary disclosures are made on Part 2A of Form ADV.

5. DIVERSION OF FIRM BUSINESS OR INVESTMENT OPPORTUNITY

Except in their role as a dual employee of Eagle, no Employee may acquire, or receive personal gain or profit from, any business opportunity that comes to his or her attention as a result of his or her association with ClariVest and in which he or she knows ClariVest might be expected to participate or have an interest in participating, without disclosing in writing all necessary facts to the CCO, offering the particular opportunity to ClariVest, and obtaining written authorization to participate from the CCO.

Any personal or family interest of an Employee in any ClariVest business activity or transaction must be immediately disclosed to the CCO. For example, if an Employee becomes aware that a transaction being considered or undertaken by ClariVest may benefit, either directly or indirectly, an Employee or a family member thereof, the Employee must immediately disclose this possibility to the CCO.

6.  LOANS

No Employee may borrow funds from or become indebted to a client of ClariVest, except with respect to customary personal loans (e.g., home mortgage loans, automobile loans, lines of credit, etc.), unless the arrangement is disclosed in writing and receives prior approval from the CCO. No Employee may use ClariVest's name, position in a particular market or goodwill to receive any benefit on loan transactions without the prior express written consent of the CCO.

7. DEALINGS WITH GOVERNMENT AND INDUSTRY REGULATORS

The following policy is subject in all respects to the policies and procedures regarding pay to play practices set forth below in this Code of Ethics. ClariVest's policy forbids payments of any kind by it, its Employees or any agent or other intermediary to any government official or candidate, self-regulatory official, corporation or other similar person or entity, within the United States or abroad, for the purpose of obtaining or retaining business, or for the purpose of influencing favorable consideration of any application for a business activity or other matter. This policy covers all types of payments, even to minor government officials and industry regulators, regardless of whether the payment would be considered legal under the circumstances. This policy encourages Employees to avoid even the appearance of impropriety in their dealings with industry and government regulators and officials. No Employee can hold a public office if it in any way conflicts with ClariVest's business.

It is expected and required that all Employees fulfill their personal obligations to governmental and regulatory bodies. Those obligations include the filing of appropriate federal, state and local tax returns, as well as the filing of any applicable forms or reports required by regulatory bodies.

All Employees are required to cooperate fully with management in connection with any internal or independent investigation and any claims, actions, arbitrations, litigations, investigations or inquiries brought by or against ClariVest.

8. IMPROPER USE OF CLARIVEST PROPERTY

No Employee may utilize the investment management property of ClariVest or utilize the services of ClariVest, its principals or Employees, for his or her personal benefit or the benefit of another person or entity (except in connection with ClariVest's business), without approval of the CCO. For this purpose, "investment management property" means both tangible and intangible property, including ClariVest funds, information, business plans, business opportunities, confidential research, intellectual property or proprietary processes, and ideas for new research or services.

Except for immaterial use, no Employee may utilize other property of ClariVest or utilize the services of ClariVest, its principals or Employees, for his or her personal benefit or the benefit of another person or entity, without approval of the CCO (except in connection with ClariVest's business). For this purpose, "other property" means both tangible and intangible property, including premises, equipment and supplies.

Notwithstanding the foregoing, certain employees of ClariVest, including ClariVest's Client Portfolio Manager and the members of ClariVest's investment team, are dual employees of ClariVest and our affiliate Eagle. As dual employees, these individuals perform services for both ClariVest and Eagle. When they are performing services for ClariVest and its Clients, these employees are subject to the supervision and control of ClariVest. When they are performing services for Eagle and its clients, these employees are subject to the supervision and control of Eagle.

In performing services for Eagle and its clients, the investment team dual employees will be using property of ClariVest, including our investment processes, to manage certain products of Eagle. ClariVest has approved of this use of our property, and will receive compensation from Eagle in connection therewith.

DUAL EMPLOYEE POLICIES AND PROCEDURES
All dual employees of ClariVest and Eagle are subject to this Code of Ethics, including the personal trading restrictions set forth herein.

9. PROTECTION OF CLARIVEST'S NAME

Employees should at all times be aware that ClariVest's name, reputation and credibility are valuable assets and must be safeguarded from any potential misuse. Care should be exercised to avoid the unauthorized use of ClariVest's name in any manner that could be misinterpreted to indicate a relationship between
ClariVest and any other entity or activity.

10. EMPLOYEE INVOLVEMENT IN LITIGATION OR PROCEEDINGS

Employees must notify the CCO immediately if they become involved in or threatened with litigation or an administrative investigation or proceeding of any kind, are subject to any judgment, order or arrest, or are contacted by any regulatory authority. Employees must also notify the CCO immediately of changes to any disclosures in form U-4 or ADV Part 2B.

11.  TRAVEL EXPENSES

Employees may charge against appropriate ClariVest accounts normal and reasonable travel and travel-related expenses incurred for a ClariVest business purpose. Such expenses may include meals and incidentals, travel costs (air, train, etc.), lodging expenses, business phone calls and other miscellaneous travel related expenses. When incurring such expenses, Employees must use reasonable judgment and generally be aware of escalating travel costs. While ClariVest has not prescribed limits on such expenses, ClariVest may reiterate its policy with Employees as necessary.

ClariVest will pay for travel expenses (airline, hotel, meals and incidentals) related to Employees' attendance at conferences, company visits, etc. In the event that any such expenses are included as part of the event (i.e. a broker-dealer charters a jet for numerous investment firms, including ClariVest, to visit a company, etc.), ClariVest shall determine the reasonableness of such expenses and may choose to approximate the value of such expenses and forward the third-party a reimbursement check. ClariVest has adopted this policy in order to avoid any perceived conflict of interest associated with our relationships with outside service providers.

12.  POLITICAL CONTRIBUTIONS

POLICY STATEMENT ON CONTRIBUTIONS
ClariVest complies with SEC Rule 206(4)-5 regarding "pay-to-play" practices by investment advisers.
ClariVest will not make any Contributions. No Contributions may be made by Covered Associates without the prior approval of the Compliance Department.

Rule 206(4)-5(d) makes it unlawful for any investment adviser covered by the rule and its Covered Associates to do anything indirectly which, if done directly, would result in a violation of this section.
ClariVest will require its Employees to certify annually that they have not done anything indirectly which, if done directly, would result in a violation of Rule 206(4)-5.

POLITICAL CONTRIBUTION REVIEW AND APPROVAL FORMS
Before becoming an Employee, the prospective Employee must identify to the Compliance Department all relevant Contributions in the previous two years (these would include contributions by the Employee and its immediate family and controlled-PACs, each as described in the definition of "Covered Associate"). The form of the Political Contribution Review Form is attached as Attachment
H.

Thereafter, each Employee must complete a Political Contribution Approval Form (attached as Attachment I) and receive authorization before any additional Contributions by a Covered Associate. A Covered Associate may be given permission for Contributions totaling up to $350 per election to an Official for whom the individual is entitled to vote, and up to $150 per election to an Official for whom the individual is not entitled to vote, but approval on a Political Contribution Approval Form is required. Contributions to political parties and political action committees will generally be approved, but approval on a Political Contribution Approval Form is required. Where an employee has a periodic, on-going contribution to a political action committee (for example, in the case of union dues where a portion of the dues go to a PAC), the employee will be required to obtain pre-approval of such periodic contributions at least annually and/or when he/she becomes aware that the dollar amount of the contribution as changed.

Annually, each Employee must certify to ClariVest that (1) such Employee has informed the members of his/her immediate family sharing the same household of the pay to play policies and procedures set forth in ClariVest's Code of Ethics, (2) such Employee (and its immediate family and controlled-PACs, each as described in the definition of "Covered Associate") has complied with this policy, and (3) such Employee (and its immediate family and controlled-PACs, each as described in the definition of "Covered Associate") has requested and received all required approvals for each Contribution in the past year, or give ClariVest a report disclosing all Contributions made during that year. These certifications are part of ClariVest's annual Compliance Manual certification attached hereto.

CONTRIBUTION APPROVALS
No Contributions may be made without the prior written approval of the Compliance Department. The Compliance Department will notify the Covered Associate of approval or denial of clearance to make a Contribution. If a Covered Associate receives approval to make a Contribution, such Covered Associate must make that Contribution within the time period specified by the Compliance Department. If the Contribution is not made within such time period, the Covered Associate must request approval again. As set forth above, where an employee has a periodic, on-going contribution to a political action committee (for example, in the case of union dues where a portion of the dues go to a PAC), the employee will be required to obtain pre-approval of such periodic contributions at least annually and/or when he/she becomes aware that the dollar amount of the contribution as changed.

REVIEW OF CONTRIBUTIONS
ClariVest will review all Contributions made by its Covered Associates to monitor compliance with this policy. ClariVest reserves the right to require a Covered Associate to cancel and request a reimbursement of, at the Covered Associate's expense, any Contribution if ClariVest believes such Contribution might violate this policy or appears improper. Except as required to enforce this policy or to participate in any investigation concerning violations of applicable law, ClariVest will keep all such information confidential.

RESTRICTIONS ON SOLICITING OR COORDINATING CONTRIBUTIONS
ClariVest and its Covered Associates may not solicit or coordinate (1) Contributions for an Official of a Government Entity to which ClariVest is providing (or seeking to provide) advisory services or (2) any Contribution to a political party of a state or locality where ClariVest is providing or seeking to provide advisory services. ClariVest's Covered Associates must obtain pre-approval before they solicit or coordinate (1) Contributions for an Official of a Government Entity or (2) any Contribution to a political party of a state or locality. The form to use for this purpose is attached as Attachment J.

RECORDKEEPING

ClariVest's Compliance Department will keep records of:

     o ClariVest's Covered Associates, including their name, title(s), and business and residence address (excluding the individuals set forth in part (d) of the definition of "Covered Associate", as they are not covered by the SEC's definition of "covered associate")

     o All Government Entities that ClariVest has provided services to in the past five years (but not prior to September 13, 2010). Starting September 13, 2011, this will include Government Entities that are investors in Covered Investment Pools

     o All Contributions made to an Official of a Government Entity in chronological order (including the name and title of the contributor and recipient, the amount, the date, and whether the contribution was subject to rule 206(4)-5's exception for certain returned contributions)

     o All Contributions made to a political party in chronological order (including the name and title of the contributor and recipient, the amount, the date, and whether the contribution was subject to rule 206(4)-5's exception for certain returned contributions)

     o All Contributions made to a PAC in chronological order (including the name and title of the contributor and recipient, the amount, the date, and whether the contribution was subject to rule 206(4)-5's exception for certain returned contributions)

13.  SOCIAL NETWORKING

Although the SEC has not engaged in any formal rule-making with respect to the use of social networking websites by advisers, it is possible that the use of these sites could be deemed advertising depending on the content, context and recipient of the information disclosed on such a site. ClariVest is adopting this policy to minimize the risk that the use of these sites could be deemed advertising by ClariVest.

Employees are not restricted from accessing social networking sites such as Facebook, Twitter, LinkedIn or blogs from their work computers. However, any access by Employees from their work computers should be limited to reasonable, immaterial use. Moreover, use of social networking sites is subject to ClariVest's
Employee Handbook, including, without limitation, the Operations Policies addressing Use of Communication Systems and Internet Code of Conduct.

Unless otherwise approved in writing by the Compliance Department, employees are prohibited from using social networking sites, blogs or bulletin boards to engage in marketing or advertising of ClariVest's products or services. Employees may not post any information on any social networking site, blog or bulletin board regarding ClariVest, its Clients or investments without pre-approval from the Compliance
Department, other than the company name, the Employee's title and employment dates, information contained on ClariVest's website, and information contained in the Employees' approved bio. (An
Employee may obtain a copy of their approved bio from the Compliance Department upon request.) If an Employee would like to post any additional information regarding ClariVest, its Clients or investments on a social networking site, blog or bulletin board, they must obtain pre-approval from the Compliance

Department before posting. To be clear, Employees are not required to obtain pre-approval of their resumes before submitting them in a one-on-one communication with a prospective employer or job search firm.

Quarterly, the Compliance Department will request employee certification of compliance with this Social Networking policy. Additionally, a member of the Compliance Department will periodically search Facebook, LinkedIn and Google+ for a sample of employee profiles and will review the information contained therein to confirm it complies with the foregoing policy.

14. DISCLOSURE

ClariVest shall describe its Code of Ethics in Part 2A of Form ADV and, upon request, furnish Clients with a copy of the Code of Ethics.

The requirement to report on issues to ClariVest's Clients, including fund and ERISA Client's Boards, under this Code and securities regulations may include significant conflicts of interest that arise involving the personal investment policies, even if the conflicts have not resulted in a violation of this Code. For example, ClariVest may be required to report to a Client's Board if a Portfolio Manager is a director of a company whose securities are held by the client's portfolio.

If the CCO determines that a material violation of this Code has occurred, he or she shall promptly report the violation, and any enforcement action taken, to ClariVest's senior management. If ClariVest's senior management determines that such material violation appears to involve a fraudulent, deceptive or manipulative act, ClariVest will report its findings to the fund's Board of Directors or Trustees pursuant to Rule 17j-1.

RECORDKEEPING

ClariVest shall maintain records in the manner and to the extent set forth below, which records shall be available for appropriate examination by representatives of regulatory authorities or ClariVest's management.

     o A copy of this Code of Ethics and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;

     o A record of any violation of this Code of Ethics and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

     o A record of all written acknowledgements (annual certifications) as required by the Manual for each person who is currently, or within the past five years was, an Employee of ClariVest.

     o A copy of each report made pursuant to this Code of Ethics by an Employee, including any information provided in lieu of reports, shall be preserved by the Company for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

     o A list of all persons who are, or within the past five years have been, required to make reports pursuant to this Code of Ethics, or who are or were responsible for reviewing these reports, shall be maintained in an easily accessible place;

     o The Company shall preserve a record of any decision, and the reasons supporting the decision, to approve the acquisition of any Limited Offering by Employees for at least five years after the end of the fiscal year in which the approval is granted, the first two years in an easily accessible place.

     o [17j-1] A copy of each finding presented to the Board of a fund shall be preserved by ClariVest for at least five years after the end of the fiscal year in which the record is made, the first two years in an easily accessible place.

RESPONSIBILITY

The CCO will be responsible for administering the Code of Ethics. All questions regarding the policy should be directed to the CCO. ClariVest shall provide the Code of Ethics and all amendments to all Employees, and such Employees must annually acknowledge in writing their receipt and understanding of the Code of Ethics and such amendments.

[17j-1] In the event a material change is made to the Personal Trading Policy of the Code of Ethics, the CCO shall inform the CCO of any fund which is a Client of such material change to enable the fund CCO to ensure that such material change is approved by such fund's Board no later than six months after adoption of the material change.

ATTACHMENT A

------------------------------------------------------------------------------------------------------------------------------------

                                             QUARTERLY TRANSACTION REPORTING FORM

REPORTING EMPLOYEE NAME: ________________________ FOR QUARTER END: ____________________________________

I CERTIFY ALL THE INFORMATION IN THE FOLLOWING FORM IS TRUE AND I DID NOT
PARTICIPATE IN ANY PROHIBITED SECURITIES TRANSACTION PER THE CODE OF ETHICS FOR
THE SPECIFIED QUARTER .

SIGNATURE: ______________________________________________ DATE: _______________________________________


------------------------------------------------------------------------------------------------------------------------------------
                           TYPE (E.G.,   TICKER
                             EQUITY;       OR
 NUMBER                      FIXED        CUSIP     PRINCIPAL     BUY (ACQUIRE)/   INTEREST RATE/                   BROKER, DEALER
OF SHARES   SECURITY NAME    INCOME)    (IF APP.)     AMOUNT      SELL (DISPOSE)      MATURITY      PRICE   DATE        OR BANK
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

In accordance with ClariVest's Code of Ethics, please provide a list of all reportable securities transactions that have occurred during the previous calendar quarter in any account in which you maintain a pecuniary interest; provided that you are not required to report (1) transactions reflected in brokerage statements provided to the Compliance Department within 30 days of the end of the calendar quarter or (2) transactions for which you obtained pre-approval.

              DELIVER TO THE COMPLIANCE DEPARTMENT WITHIN 30 DAYS
                      OF THE END OF EACH CALENDAR QUARTER.
                      USE ADDITIONAL SHEETS IF NECESSARY.

ATTACHMENT B

----------------------------------------------------------------------------------------------------------

                             QUARTERLY ACCOUNT OPENING/CLOSING REPORTING FORM

                   REPORTING EMPLOYEE NAME: ______________________________________

                   FOR QUARTER END: ______________________________________________

----------------------------------------------------------------------------------------------------------

In accordance with ClariVest's Code of Ethics, please provide a list of all Securities Accounts that have opened/closed during the previous calendar quarter in which you maintain a pecuniary interest.

----------------------------------------------------------------------------------------------------------
                                                                           DATE OF ACCOUNT     OPENED OR
NAME OF BROKER, DEALER OR BANK      ACCOUNT TITLE      ACCOUNT NUMBER       ESTABLISHMENT       CLOSED?
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

I certify that this form fully discloses all of the newly opened accounts and closed accounts in which I have a pecuniary interest. Nothing in this report should be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the securities to which the report relates.

____________________________________________
Print Name                                                               Reviewed by: ___________________________

____________________________________________     _________________       Date of Review: ________________________
Signature                                                Date
                                                                         Exception(s) Noted: ____No  _____Yes

                                                                         If Yes, Describe: ______________________

ATTACHMENT C

                    INITIAL REPORTING -- SECURITIES ACCOUNTS

Employee _______________________________________________ (PRINT NAME)

Information submitted current as of __________________________ (PRINT DATE)

In accordance with ClariVest's Code of Ethics, please provide a list of all Securities Accounts in which you have a pecuniary interest.

--------------------------------------------------------------------------------
NAME OF BROKER, DEALER OR BANK       ACCOUNT TITLE       ACCOUNT NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I certify that this form fully discloses all of the Securities Accounts in which I have a pecuniary interest.

____________________________________________________      ______________________
Signature                                                 Date


-------------------------------------------

Reviewed by: _____________________________

Date of Review: __________________________

Exception(s) Noted: ____No _____Yes

If Yes, Describe: ________________________

-------------------------------------------

ATTACHMENT D

                    INITIAL REPORTING -- SECURITIES HOLDINGS

In accordance with ClariVest's Code of Ethics, please provide a list of all reportable securities in which you have a pecuniary interest. This includes securities held by broker-dealers and other custodians, at your home, in safe deposit boxes, and by an issuer.

---------------------------------------------------------------------------------------------
                                            TYPE             TICKER OR
  NUMBER                               (E.G., EQUITY;          CUSIP
OF SHARES       SECURITY NAME          FIXED INCOME)     (IF APPLICABLE)     PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                        USE ADDITIONAL SHEETS AS NECESSARY.

I certify that this form fully discloses all of the reportable securities in which I have a pecuniary interest. Nothing in this report should be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the reportable security to which the report relates.

____________________________________________________   _________________________
Signature                                              Date

--------------------------------------------

Reviewed by: ______________________________

Date of Review: ___________________________

Exception(s) Noted: ____No  _____Yes

If Yes, Describe: ________________________

-------------------------------------------

ATTACHMENT E

                    ANNUAL REPORTING -- SECURITIES ACCOUNTS

Employee _______________________________________________ (PRINT NAME)

Information submitted current as of __________________________ (PRINT DATE)

In accordance with ClariVest's Code of Ethics, please provide a list of all Securities Accounts in which you have a pecuniary interest.

--------------------------------------------------------------------------------
NAME OF BROKER, DEALER OR BANK       ACCOUNT TITLE         ACCOUNT NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I certify that this form fully discloses all of the Securities Accounts in which I have a pecuniary interest.

______________________________________________   ______________________________
Signature                                        Date


-------------------------------------------

Reviewed by: ______________________________

Date of Review: ___________________________

Exception(s) Noted: ____No  _____Yes

If Yes, Describe: ________________________

------------------------------------------

ATTACHMENT F

                    ANNUAL REPORTING -- SECURITIES HOLDINGS

In accordance with ClariVest's Code of Ethics, please provide a list of all reportable securities in which you have a pecuniary interest. This includes reportable securities held by broker-dealers and other custodians, at your home, in safe deposit boxes, and by an issuer.

---------------------------------------------------------------------------------------------
                                       TYPE             TICKER OR
  NUMBER                          (E.G., EQUITY;          CUSIP
OF SHARES       SECURITY NAME      FIXED INCOME)     (IF APPLICABLE)      PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                        USE ADDITIONAL SHEETS AS NECESSARY.

I certify that this form fully discloses all of the reportable securities in which I have a pecuniary interest. Nothing in this report should be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the reportable security to which the report relates.

________________________________________________       _________________________
Signature                                              Date


-----------------------------------------

Reviewed by: ___________________________

Date of Review: ________________________

Exception(s) Noted: ____No _____Yes

If Yes, Describe: ______________________

----------------------------------------

ATTACHMENT G

                 REQUEST FOR APPROVAL OF OUTSIDE ACTIVITY FORM

--------------------------------------------------------------------------------

The undersigned hereby requests approval for participation in the following outside activity:

________________________________________________________________________________

Name and address of company or organization: ___________________________________

Nature of organization's primary business or purpose: __________________________

Is this a public company? (YES/NO) If YES, stock symbol: _______________________

Complete description of anticipated role with organization: ____________________

________________________________________________________________________________

Describe any compensation you will receive: ____________________________________

If this request for approval is granted:

     > I agree to notify the Chief Compliance Officer of any change in the above information.

     > I agree, for private or not-for-profit organizations, to seek approval to retain my position, as described above, if the organization decides to offer securities to the public, or ceases to maintain its not-for-profit status.

     > I am aware of no other EMPLOYEES who are officers or directors of the organization noted above.

     > I agree to adhere to the inside trading policies of both ClariVest Asset Management LLC ("ClariVest") and the organization, and not to communicate any material Non-Public information in my possession regarding the organization to ClariVest's investment advisory or research staff.

     > I will avoid participation in discussions regarding service, investment management, or other arrangements with ClariVest or its affiliates, and will recuse myself from voting on any such matters.


--------------------------------------------------------------------------------

Signature of Employee : ______________________________________

Date: ___________________


Approved By: ____________________________________________

--------------------------------------------------------------------------------

ATTACHMENT H

                       POLITICAL CONTRIBUTION REVIEW FORM

Prospective Employee _____________________________________________ (PRINT NAME)

Information submitted current as of __________________________ (PRINT DATE)

In accordance with ClariVest's Code of Ethics, please provide a list of all Contributions you (or your immediate family and controlled-PACs, each as described in the definition of "Covered Associate") has made in the past 2 years.

----------------------------------------------------------------------------------------------------------

NAME AND TITLE OF       NAME AND TITLE        AMOUNT     DATE      ENTITLED TO     [COMPLIANCE USE ONLY]
   CONTRIBUTOR          (INCLUDING ANY                              VOTE FOR      SUBJECT TO EXCEPTION FOR
                     CITY/COUNTY/STATE OR                          RECIPIENT?        CERTAIN RETURNED
                       OTHER POLITICAL                                              CONTRIBUTIONS UNDER
                       SUBDIVISION) OF                                              RULE 206(4)-5(B)(3)?
                          RECIPIENT
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
        \

I certify that this form fully and accurately discloses all of the Contributions that I (or my immediate family and controlled-PACs, each as described in the definition of "Covered Associate") have made in the past 2 years.

_____________________________________________________    _______________________
Signature                                                Date


--------------------------------------------

Reviewed by: _____________________________

Date of Review: __________________________

Exception(s) Noted: ____No _____Yes

If Yes, Describe: ________________________

--------------------------------------------

ATTACHMENT I

                      POLITICAL CONTRIBUTION APPROVAL FORM

Employee _______________________________________________ (PRINT NAME)

Information submitted current as of __________________________ (PRINT DATE)

In accordance with ClariVest's Code of Ethics, below is a list of all Contributions that I (or someone in my immediate family or a controlled-PAC, each as described in the definition of "Covered Associate") would like to make.

------------------------------------------------------------------------------------------------------
NAME AND TITLE OF      NAME AND TITLE       AMOUNT    DATE    ENTITLED TO      [COMPLIANCE USE ONLY]
   CONTRIBUTOR         (INCLUDING ANY                          VOTE FOR       SUBJECT TO EXCEPTION FOR
                    CITY/COUNTY/STATE OR                      RECIPIENT?         CERTAIN RETURNED
                      OTHER POLITICAL                                           CONTRIBUTIONS UNDER
                      SUBDIVISION) OF                                           RULE 206(4)-5(B)(3)?
                         RECIPIENT
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

I certify that this form fully and accurately discloses all requested information regarding the Contribution that I (or or someone in my immediate family or a controlled-PAC, each as described in the definition of "Covered Associate") would like to make.

________________________________________________________     ___________________
Signature                                                    Date



--------------------------------------------

Reviewed by: ___________________________

Date of Review: ________________________

Approval Granted?: ____No  _____Yes

If Yes, Describe: ________________________

__________________________________________

__________________________________________


--------------------------------------------

ATTACHMENT J

                    CONTRIBUTION COORDINATION APPROVAL FORM

Employee _______________________________________________ (PRINT NAME)

Information submitted current as of __________________________ (PRINT DATE)

In accordance with ClariVest's Code of Ethics, I (or someone in my immediate family or a controlled-PAC, each as described in the definition of "Covered Associate") would like to solicit or coordinate (1) Contributions for an Official of a Government Entity or (2) any Contribution to a political party of a state or locality, as described below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I certify that this form fully and accurately discloses all requested information regarding the activity that I (or someone in my immediate family or a controlled-PAC, each as described in the definition of "Covered Associate") would like to engage in.

_______________________________________________________    _____________________
Signature                                                  Date



-------------------------------------------

Reviewed by: ______________________________

Date of Review: ___________________________

Approval Granted? ____No  _____Yes

If Yes, Describe: ________________________

__________________________________________

__________________________________________


------------------------------------------